POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director/trustee of the organizations listed on Appendix A, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. MCCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-1A or Form N-2, as applicable, under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 1st day of January 2024.

/s/ Joseph A. Boateng
Joseph A. Boateng

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director/trustee of the organizations listed on Appendix A, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. MCCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-1A or Form N-2, as applicable, under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 1st day of January 2024.

/s/ Michael A. Forrester
Michael A. Forrester

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director/trustee of the organizations listed on Appendix A, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. MCCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-1A or Form N-2, as applicable, under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 1st day of January 2024.

/s/ Thomas J. Kenny
Thomas J. Kenny

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director/trustee of the organizations listed on Appendix A, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. MCCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in Registration Statements on Form N-1A or Form N-2, as applicable, under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set her hand this 1st day of January, 2024.

/s/ Amy B. R. Lancellotta
Amy B. R. Lancellotta

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director/trustee of the organizations listed on Appendix A, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. MCCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in Registration Statements on Form N-1A or Form N-2, as applicable, under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set her hand this 1st day of January 2024.

/s/ Joanne T. Medero
Joanne T. Medero

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director/trustee of the organizations listed on Appendix A, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. MCCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-1A or Form N-2, as applicable, under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 1st day of January 2024.

/s/ Albin F. Moschner
Albin F. Moschner

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director/trustee of the organizations listed on Appendix A, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. MCCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-1A or Form N-2, as applicable, under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 1st day of January 2024.

/s/ John K. Nelson
John K. Nelson

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director/trustee of the organizations listed on Appendix A, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. MCCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-1A or Form N-2, as applicable, under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 1st day of January 2024.

/s/ Matthew Thornton III
Matthew Thornton III

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director/trustee of the organizations listed on Appendix A, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. MCCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-1A or Form N-2, as applicable, under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 1st day of January 2024.

/s/ Loren M. Starr
Loren M. Starr

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director/trustee of the organizations listed on Appendix A, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. MCCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-1A or Form N-2, as applicable, under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 1st day of January 2024.

/s/ Terence J. Toth
Terence J. Toth

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director/trustee of the organizations listed on Appendix A, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. MCCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in Registration Statements on Form N-1A or Form N-2, as applicable, under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set her hand this 1st day of January 2024.

/s/ Margaret L. Wolff
Margaret L. Wolff

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director/trustee of the organizations listed on Appendix A, hereby constitutes and appoints MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. McCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-1A or Form N-2, as applicable, under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 1st day of January 2024.

/s/ Robert L. Young
Robert L. Young

APPENDIX A

NUSHARES ETF TRUST

NUVEEN ENHANCED HIGH YIELD MUNICIPAL BOND FUND

NUVEEN INVESTMENT FUNDS, INC.

NUVEEN INVESTMENT TRUST

NUVEEN INVESTMENT TRUST II

NUVEEN INVESTMENT TRUST III

NUVEEN INVESTMENT TRUST V

NUVEEN MUNICIPAL TRUST

NUVEEN MULTISTATE TRUST I

NUVEEN MULTISTATE TRUST II

NUVEEN MULTISTATE TRUST III

NUVEEN MULTISTATE TRUST IV

NUVEEN MANAGED ACCOUNTS PORTFOLIOS TRUST

TIAA-CREF FUNDS

TIAA-CREF LIFE FUNDS